SEASONS SERIES TRUST

Supplement to the Statement of Additional Information
Dated July 29, 2003

On page 12 of the Statement of Additional Information, under "Investment Objectives and Policies - Focus Growth and Income Portfolio" the column entitled "What other types of risk may potentially or periodically affect the Portfolio?" should be deleted in its entirety and replaced with the following:

Focus Growth and Income Portfolio
What other types of risk may potentially or periodically affect the Portfolio?	Currency volatility Emerging markets

Dated: February 24, 2004